UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

On October 20, 2016, Rigel Pharmaceuticals, Inc. (“Rigel”) announced that it expects to report that it had approximately $85.3 million of cash, cash equivalents and short-term investments as of September 30, 2016. This amount is preliminary and is subject to change upon the completion of Rigel’s financial closing procedures. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of September 30, 2016.

Item 7.01.                                        Regulation FD Disclosure.

On October 20, 2016, Rigel issued a press release, titled “Rigel Announces Results from the Second FIT Phase 3 Study and the Long-Term Open-Label Extension Study for Fostamatinib in ITP,” a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, on October 20, 2016, Rigel will host a live conference call at 8:00am Eastern Time (5:00am Pacific Time).  Participants can access the live conference call by dialing 855-892-1489 (domestic) or 720-634-2939 (international) and using the Conference ID number 98782744.  The conference call will also be webcast live and can be accessed from Rigel’s website at www.rigel.com.  The webcast will be archived and available for replay after the call via the Rigel website.  A copy of the presentation for the conference call is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements relating to Rigel’s cash position as of September 30, 2016. These forward-looking statements are based upon Rigel’s current expectations. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks related to changes in estimated cash position based on the completion of financial closing procedures and the audit of Rigel’s financial statements, as well as other risks detailed in Rigel’s reports filed with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. Rigel does not undertake any obligation to update forward-looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

This information, including Exhibits 99.1 and 99.2, is being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and will not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

Exhibit	Description

99.1	Press Release, dated October 20, 2016, titled “Rigel Announces Results from the Second FIT Phase 3 Study and the Long-Term Open-Label Extension Study for Fostamatinib in ITP.”

99.2	Presentation, dated October 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2016		RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 20, 2016, titled “Rigel Announces Results from the Second FIT Phase 3 Study and the Long-Term Open-Label Extension Study for Fostamatinib in ITP.”

99.2	Presentation, dated October 20, 2016.